UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
March 15, 2006

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
Commission File No. 0-28930
ROADHOUSE GRILL, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Florida	65-0367604

(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)
2703-A Gateway Drive
Pompano Beach, Florida 33069

(Address Of Principal Executive Offices)
(954) 957-2600

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation
     On March 15, 2006, Roadhouse Grill, Inc. (the “Company”) obtained financing in the amount of $789,083.14 from Berjaya Group (Cayman) Limited (“Berjaya”). This is in addition to the previous loans from Berjaya that totaled $3,210,916.86. Borrowings under the loan with Berjaya are secured by a lien on all of the assets of the Company.
     Copies of the agreements with respect to the loan with Berjaya are attached to this Form 8-K as Exhibits 10.1 through 10.3 and the descriptions above are qualified in their entirety in reference to such agreements.
Item 9.01 Financial Statements and Exhibits.
(c)   Exhibits

10.1	Second Amended and Restated Loan Agreement dated March 15, 2006, by and between Roadhouse Grill, Inc. and Berjaya Group (Cayman) Limited

10.2	Second Amended and Restated Line of Credit Promissory Note dated March 15, 2006 by and between Roadhouse Grill, Inc. and Berjaya Group (Cayman) Limited

10.3	Second Amended and Restated Security Agreement dated March 15, 2006, by and between Roadhouse Grill, Inc. and Berjaya Group (Cayman) Limited

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROADHOUSE GRILL, INC.
By:	/s/ Michael C. Brant
Michael C. Brant, Executive Vice
President and Chief Financial Officer

Dated: March 24, 2006

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